SHARE PURCHASE AGREEMENT

     This Share Purchase Agreement ("Agreement"), dated as of December 20, 2001 among Carl and Edna Urich, Mark Urich, ("Sellers"), World Envirotech, Inc. ("WEI"), and Xin Net Corp. ("Buyer").


                              W I T N E S S E T H:


        A. WHEREAS, WEI is a corporation duly organized under the laws of the State of Colorado.
        B. WHEREAS, Buyer wishes to purchase 3,882,700 of the outstanding common shares of WEI free and clear of liens
        C. WHEREAS, prior to the transaction Buyer is not an affiliate of WEI.


         NOW, THEREFORE, it is agreed among the parties as follows:

                                   ARTICLE I

                                The Consideration

     1.1 Subject to the conditions set forth herein, Sellers shall sell and Buyer shall purchase 3,882,700 shares of common stock of WEI. The transactions contemplated by this Agreement shall be completed simultaneously herewith. The purchase price for the shares to be paid by Buyer to Sellers is $200,000 in cash (the "Consideration") which shall be paid as follows: cash at closing of $66,666 to Carl and Edna Urich, $133,334 to Mark Urich, and upon the proposed acquisition of ProtectServe Pacific Ltd. of Hong Kong, Buyer shall issue 100,000 shares of restricted common stock (post-reverse split) to Sellers to be divided as follows: Carl and Edna Urich 33,333 shares and 66,667 shares to Mark Urich.

                                   ARTICLE II

                        Closing and Conveyance of Shares

     2.1 The Purchase Shares shall be delivered and conveyed by Sellers to Buyer simultaneously herewith, with duly executed stock powers, upon receipt of the Consideration by Sellers.

         2.2 Closing hereunder with delivery of the consideration and shares shall occur on or before December 21, 2001 @ 5pm MST. Closing may occur through use of Federal Express and wire transfer.

                                  ARTICLE III

         Representations, Warranties and Covenants of Sellers as to WEI

         Sellers and WEI each hereby, jointly and severally, represent, warrant and covenant to Buyer as follows:

     3.1 WEI is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado, and has the corporate power and authority to carry on its business as it is now being conducted. The Articles of Incorporation and Amendments and Bylaws of WEI, copies of which have been delivered to Buyer, are complete and accurate, and the minute books of WEI, copies of which have also been delivered to Buyer, contain a record, which is complete and accurate in all material respects, of all meetings, and all corporate actions of the shareholders and Board of Directors of WEI.

     3.2 The authorized capital stock of WEI consists of 50,000,000 shares of common stock. There are 5,402,700 shares of Common Stock issued and outstanding. All such shares of capital stock of WEI are validly issued, fully paid and nonassessable. WEI has no outstanding options, warrants, or other rights to purchase, or subscribe to, or other securities convertible into or exchangeable for any shares of capital stock of WEI, or contracts or arrangements of any kind relating to the issuance, sale or transfer of any capital stock or other equity securities of WEI. All of the outstanding shares of capital stock of WEI have been offered, issued, sold and delivered in compliance with applicable federal and state securities laws and none of such securities were, at the time of issuance, subject to preemptive rights.

     3.3  WEI  does  not own  nor  has it  owned  in the  last  five  years  any outstanding shares of capital stock or other equity interests of any partnership, joint venture, trust, corporation, limited liability company or other entity and there are no obligations of WEI to repurchase, redeem or otherwise acquire any capital stock or equity interest of another entity.

     3.4 This Agreement has been duly authorized, validly executed and delivered on behalf of the Sellers and WEI and is a valid and binding agreement and obligation of the Sellers and WEI enforceable against each Sellers, jointly and severally, and against WEI in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and the Sellers and WEI each have complete and unrestricted power to enter into and, upon the appropriate approvals as required by law, to consummate the transactions contemplated by this Agreement.

     3.5 Neither the making of nor the compliance with the terms and provisions of this Agreement and consummation of the transactions contemplated herein by WEI will conflict with or result in a breach or violation of the Articles of Incorporation or Bylaws of WEI, or of any material provisions of any material agreement or instrument to which WEI is a party or by which it or any of its material properties or assets are bound, or of any material provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over WEI, or any of its material properties or assets, or will result in the creation or imposition of any material lien, charge or encumbrance upon any material property or assets of WEI pursuant to the terms of any agreement or instrument to which WEI is a party or by which WEI may be bound or to which any of WEI property is subject and no event has occurred with which lapse of time or action by a third party could result in a material breach or violation of or default by WEI.

     3.6 Except as disclosed herein, and based upon the representations and warranties of the Buyer set forth herein, no authorization, consent, approval, exemption or other action by or notice to any government entity or filing with or consent of any governmental body is required for the sale of the Purchase Shares to Buyer pursuant to this Agreement.

     3.7 There is no claim, legal action, arbitration, governmental investigation or other legal or administrative proceeding, nor any order, decree or judgment in progress, pending or in effect, or to the best knowledge of the Sellers threatened against or relating to WEI or affecting any of its assets, properties, business or capital stock. There is no continuing order, injunction or decree of any court, arbitrator or governmental authority to which WEI is a party or by which WEI or its assets, properties, business or capital stock are bound.

     3.8 WEI has accurately prepared and filed all Federal, state and other tax returns required by law, domestic and foreign, to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of WEI for all current taxes and other charges to which WEI is subject and which are not currently due and payable. None of the Federal income tax returns of WEI have been audited by the Internal Revenue Service or other foreign governmental tax agency. WEI has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) pending or threatened against WEI for any period, nor of any basis for any such assessment, adjustment or contingency.

     3.9 Sellers are the legal, beneficial and registered owners of the Purchase Shares, free and clear of any liens, charges, encumbrances, voting trusts, shareholder agreements or rights of any kind granted to any person or entity, or any interest in or the right to purchase or otherwise acquire any of the Purchase Shares from the Sellers at any time upon the happening of any stated event and may transfer such shares without the consent of any third party. Upon closing of the transactions contemplated hereby, the Buyer will acquire all right, title and interest in the Purchase Shares, free and clear of all liens, charges or encumbrances and will have all of Sellers's entire right, title and interest in and to the Purchase Shares. All Purchase Shares owned by Sellers is set forth hereto on Schedule 3.9.

         3.10 Other Shareholders who join this Agreement by Addendum shall warrant and represent that the shares sold by such shareholders are free and clear of any liens and encumbrances and may be transferred without consent of any third party.

         3.11 WEI has delivered to Buyer audited financial statements dated February 28, 2001 and unaudited financial statements for the period ended August 31, 2001. All such statements, herein sometimes called "WEI Financial

Statements" are complete and correct in all material respects and, together with the notes to these financial statements, present fairly the financial position and results of operations of WEI for the periods indicated. All financial statements of WEI have been prepared in accordance with generally accepted accounting principles.

         3.12 As of the date hereof, WEI and the Sellers hereby, jointly and severally, represent and warrant that all outstanding indebtedness of WEI is as shown on the financial statement, and all such indebtedness, if any, will be paid by Sellers at closing hereunder.

         3.13 Since the dates of the WEI Financial Statements, there have not been any material adverse changes in the business or condition, financial or otherwise, of WEI. WEI does not have any liabilities, commitments or obligations, secured or unsecured except as shown on updated financials (whether accrued, absolute, contingent or otherwise).

     3.14 WEI is not a party to any contract performable in the future.

     3.15 The representations and warranties of the Sellers and WEI shall be true and correct as of the date hereof.

     3.16 WEI will deliver to Buyer, all of its corporate books and records at closing.

     3.17 WEI has no employee benefit plan in effect at this time.

     3.18 No representation or warranty by WEI or the Sellers in this Agreement, or any certificate delivered pursuant hereto contains any untrue statement of a material fact or omits to state any material fact necessary to make such representation or warranty not misleading.

     3.19 Sellers or WEI have delivered, to Buyer true and correct copies of a Form 10SB filed with by the Securities and Exchange Commission ("SEC") for the year ended February 28, 2001 and each of its other reports filed with the SEC for the period ended August 31, 2001. WEI is a registered company under the Securities Exchange Act of 1934, as amended.

     3.20 WEI has duly filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended (the "Federal Securities Laws"). No such reports, or any reports sent to the shareholders of WEI generally contained any untrue statement of material fact or omitted to state any material fact required to be stated therein or necessary to make the statements in such report, in light of the circumstances under which they were made, not misleading.

     3.21 The Sellers has not received any general solicitation or general advertising regarding the shares of Buyer's common stock comprising the Consideration.

     3.22 WEI has incurred no liabilities except as shown on the financial statements and has no contract or open account affiliations whatsoever.

                                   ARTICLE IV

                        Termination of Representation and
                        Warranties and Certain Agreements

     4.1 The respective representations and warranties of the parties hereto shall survive this Agreement for two years and the covenants shall survive hereafter.

     4.2 Any legal action or proceeding with respect to this Agreement or any matters arising out of or in connection with this Agreement or the transactions contemplated hereby or the documents executed and delivered in connection herewith, and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of Colorado or of the United States of America for the District of Colorado, and, by execution and delivery of this Agreement, the parties each hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts and appellate courts thereof. The parties irrevocably consent to service of process out of any of the aforementioned courts in any such action or proceeding. The parties each hereby irrevocably waive any objection that it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or the transactions contemplated hereby or the documents execute and delivered in connection herewith brought in the courts referred to above and hereby further irrevocably waive and agree, to the extent permitted by applicable law, not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law.


                                   ARTICLE V

                              Procedure for Closing

         5.1 At the Closing Date, the purchase and sale shall be effective with common stock certificates of WEI being delivered duly executed for 3,882,700 shares of common stock to Buyer and the delivery of the Consideration to Sellers from Buyer (from the Escrow with M.A. Littman), together with deliver of all other agreements, schedules, warranties, and representations set forth in this Agreement.

                                   ARTICLE VI

                           Conditions Precedent to the
                          Consummation of the Purchase

         The following are conditions precedent to the consummation of the Agreement on or before the Closing Date:

         6.1 SELLERS shall have performed and complied with all of their respective obligations hereunder which are to be complied with or performed on or before the Closing Date and SELLERS and WEI and BUYER shall provide one another at the Closing with a certificate to the effect that such party has performed each of the acts and undertakings required to be performed by it on or before the Closing Date pursuant to the terms of this Agreement.

         6.2 No action, suit or proceeding shall have been instituted or shall have been threatened before any court or other governmental body or by any public authority to restrain, enjoin or prohibit the transactions contemplated herein, or which might subject any of the parties hereto or their directors or officers to any material liability, fine, forfeiture or penalty on the grounds that the transactions contemplated hereby, the parties hereto or their directors or officers, have violated any applicable law or regulation or have otherwise acted improperly in connection with the transactions contemplated hereby, and the parties hereto have been advised by counsel that, in the opinion of such counsel, such action, suit or proceeding raises substantial questions of law or fact which could reasonably be decided adversely to any party hereto or its directors or officers.

         6.3 The representations and warranties made by BUYER and SELLERS in this Agreement shall be true as though such representations and warranties had been made or given on and as of the Closing Date, except to the extent that such representations and warranties may be untrue on and as of the Closing Date because of (1) changes caused by transactions suggested or approved in writing by BUYER or (2) events or changes (which shall not, in the aggregate, have materially and adversely affected the business, assets, or financial condition of WEI during or arising after the date of this Agreement.)

         6.4 All outstanding liabilities of WEI shall have been paid and released prior to closing.

         6.5 Buyer and WEI agree that neither shall cause or adopt a reverse split in excess of one for four shares at any time in the next two years. In the event of a breach of this covenant, it shall trigger an immediate grant to Sellers of a total of 325,000 shares on a post-reverse split basis, which must be delivered to Seller within ten days after the effective date of the reverse split.


                                   ARTICLE VII

                                  Miscellaneous

         7.1 This Agreement embodies the entire agreement between the parties, and there have been and are no agreements, representations or warranties among the parties other than those set forth herein or those provided for herein.

         7.2 To facilitate the execution of this Agreement, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument.

         7.3 All parties to this Agreement agree that if it becomes necessary or desirable to execute further instruments or to make such other assurances as are deemed necessary, the party requested to do so will use its best efforts to provide such executed instruments or do all things necessary or proper to carry out the purpose of this Agreement.

     7.4 This Agreement may not be amended except by written consent of both parties.

         7.5 Any notices, requests, or other communications required or permitted hereunder shall be delivered personally or sent by overnight courier service, prepaid, addressed as follows:

To Sellers:  a) Carl and Edna Urich, 7293 S. Sherman St., Littleton,80122
             b) Mark Urich, 8385 S. Cobblestone St., Highlands Ranch, CO 80126



To Buyer:  Xin Net Corporation, #830, 789 Pender Street, Vancouver, B.C. Canada
           V6C 1H2


or such other addresses as shall be furnished in writing by any party, and any such notice or communication shall be deemed to have been given as of the date received.

         7.6 No press release or public statement will be issued relating to the transactions contemplated by this Agreement without prior approval of Buyer and Sellers. However, WEI may issue at any time any press release or other public statement it believes on the advice of its counsel it is obligated to issue to avoid liability under the law relating to disclosures, but the party issuing such press release or public statement shall make a reasonable effort to give the other party prior notice of and opportunity to participate in such release or statement.

         7.7 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall be considered one and the same agreement. This Agreement may be executed by facsimile signatures.

         7.8 This Agreement shall be governed by and construed in accordance with and enforced under the laws of the state of Colorado applicable to agreements made and to be performed entirely in that state.

         7.9 In the event of a breach or default of this Agreement or any of the continuing covenants hereunder which results in a party commencing legal action, the prevailing party in such legal action shall be entitled to an award of all legal fees and costs of the action.

         IN WITNESS WHEREOF, the parties have executed this Agreement this _____ day of __________________________, 2001.

                                    SELLERS:


                                   /s/ Carl Urich
                                   --------------------------------
                                   Carl Urich


                                   /s/ Edna Urich
                                   --------------------------------
                                   Edna Urich


                                   /s/ Mark Urich
                                   --------------------------------
                                   Mark Urich





                                   World Envirotech, Inc.



                                   By:  /s/ Carl Urich
                                        --------------------------------------



                                     BUYER:

                                     Xin Net Corp.



                                     /s/ Marc Hung
                                     ------------------------------------------